UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2012

TRANS-LUX CORPORATION

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(Exact name of registrant as specified in its charter)

Delaware                                       1-2257                        13-1394750

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(State or other jurisdiction        (Commission                (I.R.S. Employer

of incorporation)                          File Number)             Identification No.)

26 Pearl Street, Norwalk, CT  06850-1647

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(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (203) 853-4321

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b) On November 30, 2012, effective immediately the Registrant terminated the employment of Sami Sassoun, Senior Vice President and Chief Financial Officer.

5.02(c) Effective December 3, 2012, Mr. Todd Dupee was appointed by the Company to serve as the Company’s Vice President, Controller and Interim Chief Financial Officer.  Currently, Mr. Dupee receives compensation of $62,600 per annum.  Mr. Dupee, 40, has been with the Company since 1994 and had previously served as Staff Accountant, Accounting Manager and Assistant Vice President.  Mr Dupee holds a B.S. in Accountancy from Bentley College.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

by:   /s/ Todd Dupee

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Todd Dupee

Vice President, Controller and

Interim Chief Financial Officer

Dated:  December 3, 2012